Other Assets	12 Months Ended
Dec. 31, 2022
Other Assets [Abstract]
Other Assets	Other Assets

		December 31 2022	December 31 2021
	Note	$	$
Financial assets
Investments held for self-insured liabilities	23	156.8	198.3
Holdbacks on long-term contracts		33.7	23.6
Other		27.0	15.5
Non-financial assets
Investments in joint ventures and associates		7.8	7.4
Other		9.5	7.6
		234.8	252.4
Less current portion - financial		9.1	21.4
Less current portion - non-financial		1.1	2.1
Long-term portion		224.6	228.9

Financial assets - Other primarily includes indemnifications, sublease receivables, deposits, and derivative financial instruments (note 24). Non-financial assets - Other primarily includes transactions costs on long-term debt and investment tax credits.

Investments held for self-insured liabilities include government and corporate bonds that are classified as FVOCI with unrealized gains (losses) recorded in other comprehensive income. Investments also include equity securities that are classified as FVPL with gains (losses) recorded in net income. During 2022, the Company recorded an unrealized loss on equity securities of $18.0 (2021 - unrealized gain of $13.9) (note 30) and an unrealized loss on bonds of $0.6 (2021 - unrealized loss of $2.9).

Their fair value and amortized cost are as follows:

	December 31 2022		December 31 2021
	$		$
	Fair Value	Amortized Cost/Cost	Fair Value	Amortized Cost/Cost
Bonds	104.4	105.1	124.4	124.5
Equity securities	52.4	51.8	73.9	55.3
Total	156.8	156.9	198.3	179.8

The bonds bear interest at rates ranging from 0.75% to 8.00% per annum (2021 – 0.80% to 4.55%). The terms to maturity of the bond portfolio, stated at fair value, are as follows:

	December 31 2022	December 31 2021
	$	$
Within one year	1.3	17.3
After one year but not more than five years	45.7	104.8
More than five years	57.4	2.3
Total	104.4	124.4